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                                                                     Exhibit (j)

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditor" in the Statement of Additional Information in this Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (No. 811-3447) of the SEI Tax Exempt Trust.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 11, 2003